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                                                                    EXHIBIT 23.3

                              CONSENT OF COUNSEL
                              ------------------

     We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and related Prospectus of Silicon Gaming, Inc. for the registration of 4,025,000 shares of its common stock.


                                           GREEN, SCHAFF & MARGO, P.C.


                                       By: /s/ Mitchell Margo
                                           --------------------------

St. Louis, Missouri
May 29, 1996